UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 5, 2007
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
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     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

By Agreement dated December 5, 2007 (the "Engagement Agreement"), the Registrant engaged an investment bank (the "Bank") to act as placement agent/financial advisor with respect to certain equity financing matters. The Bank will be entitled to a retainer of $250,000 ($150,000 of which has been paid in connection with the execution of the Engagement Agreement) and fees equal to 7% of the gross proceeds raised, against which the retainer will be credited, as well as reimbursement of expenses. The term of the Engagement Agreement is 12 months, but subject to termination by either party upon 10 days' notice to the other, subject to certain tail obligations.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Jacobs Financial Group, Inc.



                                /s/John M. Jacobs
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Date: December 10, 2007         John M. Jacobs
                                President























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